                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): March 24, 1997


                          ICIFC SECURED ASSETS CORP.
            (Exact Name of Registrant as Specified in its Charter)


                                  California
                (State or Other Jurisdiction of Incorporation)


     333-8439                                            33-071-5871
(Commission File Number)                   (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
         (Address of Principal Executive Offices, Including Zip Code)


                                (714) 556-0122
             (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events
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     This Current Report on Form 8-K is being filed to file a copy of the
Computational Materials (as defined below) of Morgan Stanley & Co. Incorporated (an "Underwriter") in connection with the issuance of ICIFC Secured Assets Corp. Mortgage Pass-Through Certificates, Series 1997-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation, as supplemented by the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.


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Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                                         Description
--------------                                      -----------
      99.3                                          Computational Materials of
                                                    Morgan Stanley & Co.
                                                    Incorporated*


* Filed by paper on March 25, 1997 on Form S-E pursuant to a continuing hardship exemption granted by the Securities and Exchange Commission.



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                               Index to Exhibits
                               -----------------

Exhibit No.                  Description                          Page
-----------                  -----------                          ----

      99.3                   Computational Materials of            6
                             Morgan Stanley & Co. Incorporated




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ICIFC SECURED ASSETS CORP.



Date: March 25, 1997
                                    By:/s/ Richard Johnson
                                       -----------------------------------------
                                    Name: Richard Johnson
                                    Title: Chief Financial Officer and Secretary



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